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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 24, 2007


                               BCSB BANKCORP, INC.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


       UNITED STATES                     0-24589                52-2108333
-------------------------------      ------------------    --------------------
(State Or Other Jurisdiction           (Commission           (IRS Employer
Of Incorporation)                      File Number)         Identification No.)


4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                    21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

         (b) On September 25, 2007, BCSB Bankcorp, Inc. (the "Company") announced that William M. Loughran, the Executive Vice President and Chief Lending Officer of Baltimore County Savings Bank, F.S.B. (the "Bank"), a wholly owned subsidiary of the Company, will retire as an employee of the Company and the Bank effective November 16, 2007.

         (e) On September 24, 2007, the Company, the Bank, Baltimore County Savings Bank, M.H.C. and BCSB Bancorp, Inc. (collectively, the "Employers") entered into a Separation Agreement and Release (the "Agreement") with William
M. Loughran, the Executive Vice President and Chief Lending Officer of the Company and the Bank and a Director of each of the Employers. Under the terms of the Agreement, effective November 16, 2007, Mr. Loughran will retire from employment with the Company and the Bank. He will continue to serve as a director of the Employers. In light of Mr. Loughran's 34 years of service, the Bank agreed to pay to Mr. Loughran the amount of $155,911, less required withholding and deductions. Such payment is to be made on the first business day of January 2008.

         In exchange for the consideration set forth in the Agreement, Mr. Loughran agreed to release the Employers other from any and all liabilities, claims, actions, causes of action or suits.

         Under the Agreement, Mr. Loughran has until October 1, 2007 to revoke the Agreement, and the Agreement will not become effective or enforceable until the revocation period has expired.

ITEM 8.01     OTHER EVENTS.
              ------------

         On September 25, 2007, the Company issued a press release announcing earnings guidance for the three months ending September 30, 2007. In addition, BCSB Bancorp, Inc., the proposed holding company for Baltimore County Savings Bank, F.S.B. following the second step conversion and stock offering, announced that it was extending the termination date for the subscription and community offering to 12:00 noon on October 19, 2007 and that it is extending the latest date to which it may extend this termination date without notice until December 3, 2007, unless the Office of Thrift Supervision approves a later date. Persons who have already submitted an order in the subscription and community offering will have the right to confirm, increase, decrease or rescind their orders to give prospective purchasers in the offering an opportunity to review the earnings guidance. For more information, reference is made to the Company's press release dated September 25, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

      (d)     Exhibits

              Number        Description
              ------        -----------

              99.1          Press Release Dated September 25, 2007



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: September 26, 2007               By  /s/ Joseph J. Bouffard
                                           -------------------------------------
                                           Joseph J. Bouffard
                                           President and Chief Executive Officer